Exhibit 10.1
Allis-Chalmers Energy Inc.
and
the Guarantors listed on Schedule B hereto
$160,000,000
9.0% Senior Notes due 2014
PURCHASE AGREEMENT
dated January 12, 2006
RBC Capital Markets Corporation
Morgan Keegan & Company, Inc.

PURCHASE AGREEMENT
January 12, 2006
RBC Capital Markets Corporation
Morgan Keegan & Company, Inc.
c/o RBC Capital Markets Corporation
1211 Avenue of the Americas, 32nd Floor
New York, NY 10036
Ladies and Gentlemen:
     Introductory. Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to RBC Capital Markets Corporation (“RBC”) and Morgan Keegan & Company, Inc. (“Morgan Keegan” and collectively with RBC, the “Initial Purchasers”) $160,000,000 aggregate principal amount of its 9.0% Senior Notes due 2014 (the “Notes”). The Securities (as defined below) will be issued pursuant to an indenture (the “Indenture”) to be dated as of the Closing Date (as defined in Section 2) among the Company, the Guarantors (as defined below) and Wells Fargo Bank, N.A., as trustee (the “Trustee”).
     Securities issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC” or the “Depositary”) pursuant to a DTC Blanket Letter of Representations, to be dated as of or prior to the Closing Date (as defined in Section 2) (the “DTC Agreement”), from the Company to the Depositary.
     The Company’s obligations under the Notes, the Exchange Notes (as defined below) and the Indenture will be, jointly and severally, unconditionally guaranteed, on a senior unsecured basis, by (i) each of the Company’s domestic subsidiaries as of the date hereof, which are listed on Schedule B hereto, and (ii) any subsidiary of the Company formed or acquired on or after the Closing Date that executes the Indenture or a supplemental indenture setting forth an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), pursuant to their guarantees included in the Indenture (the “Guarantees”). The Notes and the Guarantees thereof are herein collectively referred to as the “Securities”; and the Exchange Notes (as defined below) and the Guarantees thereof are herein collectively referred to as the “Exchange Securities.”
     The holders of the Securities will be entitled to the benefits of a registration rights agreement to be dated as of the Closing Date (the “Registration Rights Agreement”) among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company and each of the Guarantors will agree to file with the Securities and Exchange Commission (the “SEC”), under the circumstances set forth therein, (i) a registration statement under the Securities Act of 1933, as amended, relating to an offer (the “Exchange Offer”) to exchange another series of debt securities of the Company with terms substantially identical to the Notes (the “Exchange Notes”) and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes. The Securities Act of 1933, as amended, together with the rules and regulations of the SEC promulgated thereunder, is referred to herein as the “Securities Act.”
     As more fully described in the Offering Memorandum (as defined below), the Company has agreed to purchase all the equity interests in Specialty Rental Tools, Inc. (“Specialty”), pursuant to a stock purchase agreement dated December 20, 2005. The acquisition by the Company of the equity interests in Specialty is referred to herein as the “Acquisition.” With respect to the representations, warranties and agreements made by the Company in this Agreement concerning its subsidiaries, such representations, warranties and agreements shall be deemed to include Specialty. In connection with the Acquisition, the Company will (i) offer and sell the Securities contemplated by this Agreement; and (ii) enter into a $25.0 million senior secured credit facility (the “New Bank Credit Facility”) provided under a credit agreement among the Company, Royal Bank of Canada, as Administrative Agent, and each of the lenders named therein.
     The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the “Subsequent Purchasers”) at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without registration with the SEC under the Securities Act, in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities may only be resold or otherwise transferred, after the date hereof, if such resale or transfer is registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A (“Rule 144A”) or Regulation S (“Regulation S”) thereunder).
     The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated December 28, 2005 (the “Preliminary Offering Memorandum”), and has prepared and delivered to each Initial Purchaser copies of a Pricing Supplement dated January 12, 2006 describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. As used herein, the term “Offering Memorandum” shall mean the Preliminary Offering Memorandum, as supplemented by the Pricing Supplement, and any exhibits thereto, in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities prior to the time this Agreement is executed by the parties hereto (the “Time of Execution”). Promptly after the Time of Execution and in any event no later than the second Business Day following the Time of Execution, the Company will prepare and deliver to each Initial Purchaser a Final Offering Memorandum (the “Final Offering Memorandum”) which will consist of the Preliminary Offering Memorandum with only such changes therein as are required to reflect the information contained in the Pricing Supplement, and from and after the time such Final Offering Memorandum is delivered to each Initial Purchaser, all references herein to the Offering Memorandum shall be deemed to refer to both the Offering Memorandum and the Final Offering Memorandum.

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     The Company and the Guarantors hereby confirm their agreement with the Initial Purchasers as follows:
     SECTION 1. Representations and Warranties. The Company and the Guarantors, jointly and severally, hereby represent, warrant and covenant to each Initial Purchaser as follows:
      (a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register under the Securities Act the offer and sale of the Securities hereunder or the initial resale of Securities to Subsequent Purchasers or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the “Trust Indenture Act,” which term, as used herein, includes the rules and regulations of the SEC promulgated thereunder).
      (b) No Integration of Offerings or General Solicitation; Regulation S Matters. Neither the Company nor any Guarantor has, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the offer and sale of the Securities hereunder or the initial resale to Subsequent Purchasers to be registered under the Securities Act. None of the Company, the Guarantors, their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an “Affiliate”), or any person acting on its or their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Company, the Guarantors, their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S, (ii) each of the Company, the Guarantors and their respective Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom neither the Company nor any Guarantor makes any representation or warranty) has complied and will comply with the offering restrictions set forth in Regulation S and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902 of the Securities Act, and (iii) the sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration requirements of the Securities Act.
      (c) Eligibility for Resale under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated interdealer quotation system.

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      (d) The Offering Memorandum. As of the Time of Execution, the Offering Memorandum does not, and at the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser expressly for use in the Offering Memorandum. Neither the Company nor any Guarantor has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Preliminary Offering Memorandum and the Offering Memorandum.
      (e) The Purchase Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
      (f) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and each Guarantor, and, when duly executed and delivered by the Company and each Guarantor, the Registration Rights Agreement will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.
      (g) The DTC Agreement. At the Closing Date, the DTC Agreement will have been duly authorized, executed and delivered by, and (assuming the due authorization, execution and delivery thereof by the other parties thereto) will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
      (h) Authorization of the Securities and the Exchange Securities. The Notes to be purchased by the Initial Purchasers from the Company will be in the form contemplated by the Indenture, and have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture, and, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered against payment of the purchase price therefor, the Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly

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authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, the Exchange Notes will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees of the Notes set forth in the Indenture have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture, and, when the Notes have been executed, authenticated and issued in accordance with the terms of the Indenture and delivered against payment of the purchase price therefor, the Guarantees of the Notes will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture. The Guarantees of the Exchange Notes set forth in the Indenture have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture, and, when the Exchange Notes have been issued and authenticated in accordance with the terms of the Indenture and delivered against payment of the purchase price therefor, the Guarantees of the Exchange Notes will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.
      (i) Authorization of the Indenture. The Indenture has been duly authorized by the Company and each Guarantor, and, when duly executed and delivered by the Company and each Guarantor, assuming due authorization, execution and delivery thereof by the Trustee, the Indenture will constitute a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
      (j) Description of the Securities and the Indenture. The Notes, the Exchange Notes, the Guarantees of the Notes and the Exchange Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.
      (k) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or

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agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.
      (l) Independent Accountants. Each of the accounting firms listed on Schedule C hereto, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules included in the Offering Memorandum are independent registered public accounting firms, in the case of UHY Mann Frankfort Stein & Lipp CPAs, LLP, Gordon, Hughes and Banks, LLP and Johnson, Miller & Co., or independent certified public accountants, in the case of the other firms listed on Schedule C hereto, within the meaning of Regulation S-X under the Securities Act and the Exchange Act.
      (m) Preparation of the Financial Statements. The historical financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly the consolidated financial position of the Company and its subsidiaries or of Specialty Rental Tools Inc., Diamond Air Drilling Services, Inc., Marquis Bit Co., LLC, W. T. Enterprises, Inc., Downhole Injection Systems, LLC, Delta Rental Service, Inc. and Capcoil Tubing Services, Inc., as the case may be, as of and at the dates indicated and the consolidated results of their respective operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles, as applied in the United States, applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The historical financial information set forth in the Offering Memorandum under the captions “Offering Memorandum Summary—Summary Historical and Pro Forma Consolidated Financial Information” and “Selected Historical Consolidated Financial Information” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma consolidated condensed financial statements of the Company and its subsidiaries and the related notes thereto included under the caption “Offering Memorandum Summary—Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma As Adjusted Consolidated Financial Information” and elsewhere in the Offering Memorandum present fairly the information contained therein, have been prepared in accordance with the SEC’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.
      (n) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated, formed or organized and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction of its incorporation, formation or organization and has corporate, limited liability company or other organization power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Guarantors, to enter into and perform their respective obligations under each of this Agreement, the Registration Rights Agreement, the DTC Agreement (in the case of the Company only), the Securities, the Exchange Securities and the Indenture. Each of the Company

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and its subsidiaries is duly qualified as a foreign corporation, limited liability company or other organization to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. Except as disclosed in the Offering Memorandum, all of the issued and outstanding capital stock or membership interests of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through one or more subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule B hereto.
      (o) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter, by-laws or equivalent organizational documents, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s and each Guarantor’s execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement (in the case of the Company only) and the Indenture, and the issuance and delivery of the Securities or the Exchange Securities, and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter, by-laws or equivalent organizational documents of the Company or any subsidiary, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s or each Guarantor’s execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement (in the case of the Company only) or the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (including, but not limited to, the Acquisition), except such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws or blue sky laws with respect to the Company’s or each Guarantor’s obligations under the Registration Rights Agreement. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any

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note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.
      (p) No Material Actions or Proceedings. Except as disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s and each Guarantor’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company or any of its subsidiaries, where in any such case (A) it is reasonably expected that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement and by the Offering Memorandum in the “Use of Proceeds” section. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s and each of the Guarantor’s knowledge, is threatened or imminent which, if determined adversely to the Company would reasonably be expected to result in a Material Adverse Change.
      (q) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as described in the Offering Memorandum; and the expected expiration of any of such Intellectual Property Rights if not renewed or replaced would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.
      (r) All Necessary Permits, etc. Except as disclosed in the Offering Memorandum, the Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as currently conducted, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.
      (s) Title to Properties. Except as disclosed in the Offering Memorandum, the Company and each of its subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(n) above (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except (i) such as do not materially and adversely affect the value of such property and (ii) such as do not materially interfere with the current or currently proposed use of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the current or currently

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proposed use of such real property, improvements, equipment or personal property by the Company or such subsidiary.
      (t) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except, in all cases, for any such tax, assessment, fine or penalty that the Company is contesting in good faith and except, in any case, in which the failure to so file or pay would not in the aggregate result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(m) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined, except where the failure to make such charges, accruals and reserves would not result in a Material Adverse Change.
      (u) Company and Guarantors Each Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Neither the Company nor any Guarantor is, nor after giving effect to the offering and sale of the Securities and the application of the net proceeds therefrom, as described in the Offering Memorandum, will be, an “investment company” within the meaning of the Investment Company Act, and the Company and each Guarantor intends to conduct its business in a manner so that it will not become subject to the Investment Company Act.
      (v) Insurance. Except as disclosed in the Offering Memorandum, each of the Company and its subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. Except as disclosed in the Offering Memorandum, the Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.
      (w) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
      (x) Solvency. The Company and each Guarantor is, and immediately after the Closing Date, will be, Solvent. As used herein, the term “Solvent” means, with respect to the Company and each Guarantor on a particular date, that on such date (i) the fair market value of its assets is greater than the total amount of its liabilities (including contingent liabilities); (ii) the present fair salable value of its assets is greater than the amount that will be required to pay the probable liabilities on its debts as they become due and payable; (iii) it is able to realize upon its

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assets and pay its debts and other liabilities, including contingent obligations, as they become due and payable; and (iv) it does not have unreasonably small capital to carry on its business as conducted and as proposed to be conducted, as set forth in the Offering Memorandum.
     (y) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any applicable law or of the character necessary to be disclosed in the Offering Memorandum in order to make the statements therein not misleading.
     (z) Company’s Accounting System. Except as disclosed in the Offering Memorandum, the Company maintains a system of accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (aa) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the best of the Company’s or any Guarantor’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained

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or assumed either contractually or by operation of law; and (iii) to the best of the Company’s or any Guarantor’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.
     (bb) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance with ERISA, except for any such noncompliance as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” (as defined in ERISA Section 3(3)) established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA) that could reasonably be expected to result in a Material Adverse Change. Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code that could reasonably be expected to result in a Material Adverse Change. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification, that has given or would give rise to any tax, penalty or other liability that could reasonably be expected to result in a Material Adverse Change.
     (cc) New Bank Credit Facility. The New Bank Credit Facility has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles
     (dd) Sarbanes-Oxley Act. The Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective as of the date of this Agreement.

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     (ee) Disclosure Controls and Procedures. Except as disclosed in the Offering Memorandum, (i) the Company has established and maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) and (ii) the Company’s “disclosure controls and procedures” are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations thereunder, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports. Without limiting the generality of the foregoing, as disclosed in the Offering Memorandum, the Company’s disclosure controls and procedures are not effective to enable it to record, process, summarize, and report information required to be included in our SEC filings within the required time period, and to ensure that such information is accumulated and communicated to its management, including its Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.
     (ff) Payment of Dividends by Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company or any other subsidiary, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company or any other subsidiary any loans or advances to such subsidiary from the Company or any other subsidiary or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated in the Offering Memorandum.
     (gg) Forward Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) or presentation of market-related or statistical data contained in the Preliminary Offering Memorandum or Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed in other than good faith.
     Any certificate signed by an officer of the Company and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.
     SECTION 2. Purchase, Sale and Delivery of the Securities.
     (a) The Securities. The Company agrees to issue and sell to the several Initial Purchasers all of the Notes upon the terms herein set forth. The Guarantors, jointly and severally, agree to issue to the several Initial Purchasers all of the Guarantees of the Notes upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, each of the Initial Purchasers agrees, severally and not jointly, to purchase from the Company the aggregate principal amount of Notes set forth opposite its name in Schedule A, at a purchase price of 97.25% of the principal amount thereof, payable on the Closing Date.

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     (b) The Closing Date. Delivery of and payment for the Securities shall be made at the offices of Shearman & Sterling LLP in New York or such other place as shall be agreed upon by the Company and the Initial Purchasers at 9:30 AM, New York City time, on January 18, 2006 or at such time on such later date as the Initial Purchasers and the Company shall designate, which date and time may be postponed by agreement between the Initial Purchasers and the Company (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). The Company hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 18.
     (c) Delivery of and Payment for the Securities. The Company shall deliver, or cause to be delivered, to or as directed by RBC for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.
     (d) Initial Purchasers as Accredited Investors. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes.
     SECTION 3. Additional Covenants. The Company and, as applicable, each of the Guarantors, jointly and severally, further covenant and agree with each Initial Purchaser as follows:
     (a) Initial Purchasers’ Review of Proposed Amendments and Supplements. Until the later of (x) the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers and (y) the Closing Date, prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.
     (b) Amendments and Supplements to the Offering Memorandum. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with applicable law, the

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Company agrees to prepare promptly (subject to Section 3(a) hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with applicable law.
     (c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.
     (d) Blue Sky Compliance. The Company and each Guarantor shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities, or blue sky, laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. Neither the Company nor any Guarantor shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation, limited liability company or other entity. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.
     (e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Offering Memorandum.
     (f) The Depositary. The Company will cooperate with the Initial Purchasers and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.
     (g) No Integration. The Company agrees that it will not and will cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of “integration” referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A or by Regulation S thereunder or otherwise.
     (h) Legended Securities. Each certificate for a Note will bear the legend contained in “Transfer Restrictions” in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

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     (i) PORTALSM. The Company will use its commercially reasonable efforts to cause the Notes to be eligible for The PORTALSM Market of the National Association of Securities Dealers, Inc. (“The PORTALSM Market”).
     (j) Agreement Not to Offer or Sell Additional Securities. During the period of 90 days following the date of the Offering Memorandum, none of the Company or any Guarantor will, without the prior written consent of RBC (which consent may be withheld at the sole discretion of RBC), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company or any Guarantor substantially similar to the Securities or securities exchangeable for or convertible into debt securities of the Company or any Guarantor substantially similar to the Securities (other than as contemplated by this Agreement and to register the Exchange Securities).
     (k) Rating of Securities. The Company and the Guarantors shall take all commercially reasonable action necessary to enable Standard & Poor’s Rating Services, a division of The McGraw-Hill, Inc. Companies, and Moody’s Investor Services, Inc. to provide their respective credit ratings to the Securities at or prior to the time of their initial issuance.
     RBC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.
     SECTION 4. Payment of Expenses. The Company and the Guarantors, jointly and severally, agree to pay all costs, fees and expenses incurred in connection with the performance of their obligations hereunder and in connection with the transactions contemplated hereby, including without limitation, (i) all expenses incident to the issuance and delivery of the Securities, (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company’s and the Guarantors’ counsel, independent registered public accounting firms or independent certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, and the Securities, (v) all filing fees, attorneys’ fees and expenses incurred by the Company or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws and, if requested by the Initial Purchasers, preparing and printing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with The PORTALSM Market, (viii) all fees and expenses (including reasonable fees and expenses of counsel) of the

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Company and the Guarantors in connection with approval of the Securities by DTC for “book-entry” transfer, (ix) the transportation and other expenses incurred by or on behalf of the representatives of the Company in connection with presentations to prospective purchasers of the Securities, including, but not limited to, the cost of any chartered aircraft and (x) all other costs and expenses incident to the performance by the Company and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.
     SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to (A) the accuracy in all material respects of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof that are not qualified by materiality as of the date hereof and as of the Closing Date as though then made, (B) to the accuracy of the representations and warranties on the part of the Company and the Guarantors set forth in Section 1 hereof that are qualified by materiality as of the date hereof and as of the Closing Date as though then made, (C) the timely performance by the Company of its covenants and other obligations hereunder and (D) each of the following additional conditions:
      (a) Accountants’ Comfort Letters. On the date hereof, the Initial Purchasers shall have received from the accountants listed on Schedule C hereto, in respect of each entity set forth opposite such accountant’s name on Schedule C hereto, a letter from each such accountant, dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to initial purchasers with respect to the financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Pricing Supplement, and the specified date referred to therein for the carrying out of procedures shall be no more than three days prior to the date hereof.
      (b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:
     (i) there shall not have occurred any Material Adverse Change; and
     (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436 under the Securities Act.
      (c) Opinion of Counsel for the Company and the Guarantors. The Company shall have requested and caused the following legal opinions dated the Closing Date and addressed to the Initial Purchasers to be furnished to the Initial Purchasers:

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     (i) an opinion of Andrews Kurth LLP, special counsel for the Company and the Guarantors, substantially to the effect set forth in Exhibit A-1; and
     (ii) an opinion of Liskow & Lewis, special Louisiana counsel for the Company and the Guarantors, substantially to the effect set forth in Exhibit A-2 hereto.
      (d) Opinion of Counsel for the Initial Purchasers. The Initial Purchasers shall have received from Shearman & Sterling LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date and addressed to the Initial Purchasers, with respect to the issuance and sale of the Securities, the Offering Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling it to pass upon such matters.
      (e) Officers’ Certificate. On the Closing Date, the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President and the Chief Financial Officer or Chief Accounting Officer of the Company dated as of the Closing Date, to the effect set forth in subsection (b) of this Section 5, and further to the effect that:
     (i) the representations and warranties of the Company and the Guarantors set forth in Section 1 of this Agreement that are not qualified by materiality are true and correct in all material respects as of the Time of Execution and are true and correct as of the Closing Date, and the representations and warranties and of the Company and the Guarantors that are qualified by materiality are true and correct as of the Time of Execution and are true and correct as of the Closing Date, in each case, with the same force and effect as though expressly made on and as of the Closing Date; and
     (ii) the Company and the Guarantors have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
      (f) Bring-down Comfort Letter. On the Closing Date, the Initial Purchasers shall have received from the accountants listed on Schedule C hereto, in respect of each entity set forth opposite such accountant’s name on Schedule C hereto, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date and that their procedures shall extend to financial information in the Final Offering Memorandum not contained in the Preliminary Offering Memorandum or the Pricing Supplement.
      (g) PORTAL SM Eligibility . At the Closing Date, the Notes shall have been designated for trading on The PORTALSM Market.
      (h) Registration Rights Agreement. The Company and each of the Guarantors shall have executed and delivered the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

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      (i) Consummation of the Acquisition. On the Closing Date, the Company shall have consummated the Acquisition in the manner described in the Offering Memorandum.
      (j) New Bank Credit Facility. On the Closing Date, the Company shall have executed and delivered the New Bank Credit Facility.
      (k) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.
     SECTION 6. Reimbursement of Initial Purchasers’ Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or any Guarantor to perform any agreement herein or to comply with any provision hereof, the Company and the Guarantors, jointly and severally, agree to reimburse the Initial Purchasers upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
     SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and each of the Guarantors, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:
     (a) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to (i) persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) or (ii) non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.
     (b) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

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     (c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the legend set forth in the Offering Memorandum under the caption “Notice to Investors.”
     Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company or any Guarantor for any losses, damages or liabilities suffered or incurred by the Company or any Guarantor, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.
     SECTION 8. Indemnification.
      (a) Indemnification of the Initial Purchasers. Each of the Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company and/or the Guarantors), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Initial Purchaser and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by RBC) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company or the Guarantors may otherwise have.
      (b) Indemnification of the Company, the Guarantors and their respective Directors and Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and each of their respective directors, officers and employees and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or the Guarantors or any

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such director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) (i) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or (ii) arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, the Guarantors or any such director, officer, employee or controlling person for any legal and other expenses reasonably incurred by the Company, the Guarantors or any such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company and each Guarantor hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) are (i) the names of the Initial Purchasers as set forth on the front and back covers of the Offering Memorandum and as further set forth in the table in the first paragraph under the caption “Plan of Distribution,” (ii) the statements set forth in the fourth and fifth sentences of the paragraph under the caption “Risk Factors — If an active trading market does not develop for these notes you may not be able to resell them,” and (iii) the statements set forth in the first sentence of the third paragraph, the third sentence of the tenth paragraph and the eleventh, twelfth and thirteenth paragraphs, concerning stabilization by the Initial Purchasers, under the caption “Plan of Distribution” in the Offering Memorandum; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.
      (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in

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conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, which such approval shall not be unreasonably withheld, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.
      (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.
     SECTION 9. Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same

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respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company or the Guarantors, and the total discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.
     The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.
     Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director, officer and employee of the Company or any Guarantor, and each person, if any, who controls the Company or any Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company or any Guarantor.
     SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time: (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the SEC or by the American Stock Exchange, or trading in securities generally on the American Stock Exchange, the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the SEC or the NASD; (ii) a general banking moratorium shall

22

have been declared by any of federal or New York authorities; (iii) there has been a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States’ or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (v) in the reasonable judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or (vi) the Company or any Guarantor shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers would reasonably be expected to result in a Material Adverse Change. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Guarantor to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company or any Guarantor or (iii) any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.
     SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors, of its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company or the Guarantors or any of its or their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.
     SECTION 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:
If to the Initial Purchasers:
RBC Capital Markets Corporation
1211 Avenue of the Americas, 32nd Floor
New York, NY 10036
Facsimile: (212) 703-2295
Attention: High Yield Capital Markets
with a copy (which shall not constitute notice) to:
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022
Facsimile: (212) 848-7179
Attention: Bruce Czachor, Esq.

23

If to the Company, the Guarantors or the Guarantors:
Allis-Chalmers Energy Inc.
5075 Westheimer, Suite 890
Houston, TX 77056
Facsimile: (713) 369-0555
Attention: Theodore F. Pound III, Esq.
with a copy (which shall not constitute notice) to:
Andrews Kurth LLP
600 Travis, Suite 400
Houston, TX 77002
Facsimile: (713) 238-7135
Attention: Robert V. Jewell, Esq.
     Any party hereto may change the address for receipt of communications by giving written notice to the others in accordance with this Section 12.
     SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 18 hereof, and to the benefit of the employees, officers, directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.
     SECTION 14. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.
     SECTION 15. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 16. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.

24

The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
     SECTION 17. New York Contacts. RBC hereby acknowledges and agrees that its chief executive office or an office from which it has conducted a substantial part of the negotiations relating to the transactions contemplated by this Agreement is located in the State of New York.
     SECTION 18. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8, 9, 12, 14, 15, 16, 17, 18 and 19 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.
     As used in this Agreement, the term “Initial Purchaser” shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 18. Any action taken under this Section 18 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.
     SECTION 19. No Fiduciary Duty. The Company and each Guarantor hereby acknowledges that the Initial Purchasers are each acting solely as an initial purchaser in connection with the purchase and sale of the Securities. The Company further acknowledges that the Initial Purchasers are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Initial Purchasers act or be responsible as a fiduciary to the Company or any Guarantor, their management, stockholders, creditors or any other person in connection with any activity that the Initial Purchasers may undertake or has undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Initial Purchasers hereby expressly disclaim any fiduciary or similar obligations to the Company or any Guarantor, either in connection with the transactions contemplated by this Agreement or any matters leading up to

25

such transactions, and the Company and each Guarantor hereby confirms its understanding and agreement to that effect. The Company, each Guarantor and the Initial Purchasers agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Initial Purchasers to the Company or any Guarantor regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Securities, do not constitute advice or recommendations to the Company or any Guarantor. The Company and each Guarantor hereby waives and releases, to the fullest extent permitted by law, any claims that the Company or any Guarantor may have against the Initial Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or any Guarantor in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.
     SECTION 20. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

26

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, COMPANY: ALLIS-CHALMERS ENERGY INC.
By:	/s/ Bruce Sauers
	Name:	Bruce Sauers
	Title:	Vice President & Controller

GUARANTORS: ALLIS-CHALMERS TUBULAR SERVICES, INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

AIRCOMP L.L.C.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

CAPCOIL TUBING SERVICES, INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

DELTA RENTAL SERVICE, INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

DOWNHOLE INJECTION SYSTEMS, LLC
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

MOUNTAIN COMPRESSED AIR, INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

OILQUIP RENTALS, INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

SAFCO-OIL FIELD PRODUCTS, INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

STRATA DIRECTIONAL TECHNOLOGY, INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

TARGET ENERGY INC.
By:	/s/ Theodore F. Pound III
	Name:	Theodore F. Pound III
	Title:	Vice President & Secretary

     The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

RBC CAPITAL MARKETS CORPORATION
MORGAN KEEGAN & COMPANY, INC.

By:	RBC Capital Markets Corporation for itself and on behalf of the other Initial Purchaser

By:	/s/ Nicholas Daifotis
Name: Nicholas Daifotis
Title: Managing Director

SCHEDULE A

Aggregate
Principal
Amount of
Securities to be
Initial Purchasers	Purchased
RBC Capital Markets Corporation	$152,000,000
Morgan Keegan & Company, Inc.	8,000,000

Total	$160,000,000

Schedule A-1

SCHEDULE B
Allis-Chalmers Tubular Services, Inc.
Aircomp L.L.C.
Capcoil Tubing Services, Inc.
Delta Rental Service, Inc.
Downhole Injection Systems, LLC
Mountain Compressed Air, Inc.
OilQuip Rentals, Inc.
Safco-Oil Field Products, Inc.
Strata Directional Technology, Inc.
Target Energy Inc.

Schedule B-1

SCHEDULE C

Name of Accountants	Name of Entity

UHY Mann Frankfort Stein & Lipp CPAs, LLP	Allis-Chalmers Energy Inc.
Specialty Rental Tools, Inc.
Gordon, Hughes and Banks, LLP	Allis-Chalmers Energy Inc.
Accounting & Consulting Group, LLP	Diamond Air Drilling Services, Inc.
Marquis Bit Co., LLC
W. T. Enterprises, Inc.
Johnson, Miller & Co.	Downhole Injection Systems, LLC
Wright, Moore, Dehart, Dupuis & Hutchinson, LLC	Delta Rental Service, Inc.
Curtis Blakely & Co., PC	Capcoil Tubing Services, Inc.

Schedule C-1

EXHIBIT A-1
Opinion of Andrews Kurth LLP
January [__], 2006
To each of the Initial Purchasers named in
the Purchase Agreement referenced herein
c/o RBC Capital Markets Corporation
1211 Avenue of the Americas, 32nd Floor
New York, NY 10036
     Re: [___]% Senior Notes due 2014 issued by Allis-Chalmers Energy Inc.
Ladies and Gentlemen:
     We have acted as special counsel to Allis-Chalmers Energy Inc., a Delaware corporation (the “Issuer”), in connection with the Purchase Agreement dated January [___], 2006 (the “Purchase Agreement”) among (i) the Issuer, (ii) the subsidiaries of the Issuer named therein as parties thereto, and (iii) RBC Capital Markets Corporation and Morgan Keegan & Company, Inc. (collectively, the “Initial Purchasers”), relating to the sale by the Issuer to the Initial Purchasers of $[160,000,000] aggregate principal amount of the Issuer’s [___]% Senior Notes due 2014 (the “Initial Securities”). The Initial Securities are being issued under an Indenture dated as of January [___], 2006 (the “Indenture”) among the Issuer, the subsidiaries of the Issuer named therein as parties thereto and as guarantors of the Initial Securities (collectively, the “Guarantors”) and Wells Fargo Bank, N.A., as trustee (the “Trustee”). The Issuer and the Guarantors are referred to collectively herein as the “Obligors.”
     The Obligors and the Initial Purchasers have entered into a Registration Rights Agreement dated as of January [___], 2006 (the “Registration Rights Agreement”), pursuant to which the Obligors have agreed to file, under certain conditions, with the Securities and Exchange Commission (the “SEC”), a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to an offer (the “Exchange Offer”) by the Obligors to the holders of the Initial Securities to issue and deliver to such holders, in exchange for their Initial Securities, a like principal amount of new securities (the “Exchange Securities”) identical to the Initial Securities in all material respects, except that the Exchange Securities will not (except in specified circumstances) be subject to restrictions on transfer.
     We are furnishing this opinion letter to you pursuant to Section 5(c) of the Purchase Agreement.
     In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:
Exhibit A-1-1

(a)	the Issuer’s Preliminary Offering Memorandum dated December 28, 2005 (the “Preliminary Offering Memorandum”) relating to the Securities;

(b)	the Issuer’s Offering Memorandum dated January [___], 2006 (the “Offering Memorandum”) relating to the Initial Securities;

(c)	the [___], (such documents, together with the Preliminary Offering Memorandum, being referred to herein as the “Disclosure Package”);

(d)	the Indenture;

(e)	the form of the Initial Securities and the form of the Exchange Securities;

(f)	[each of (i)] the global note executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $[___], representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Rule 144A under the Securities Act [and (ii) the global note executed by the Issuer pursuant to the Indenture, in the aggregate principal amount of $[___], representing the Initial Securities purchased and sold pursuant to the Purchase Agreement with a view toward resale in reliance on Regulation S under the Securities Act];

(g)	the Purchase Agreement;

(h)	the Registration Rights Agreement;

(i)	the Stock Purchase Agreement dated as of December 20, 2005 (the “Specialty Stock Purchase Agreement”) by and between the Issuer and Joe Van Matre, an individual resident in Lafayette, Louisiana, pursuant to which the Issuer agreed to purchase and Mr. Van Matre agreed to sell, all the issued and outstanding shares of capital stock of Specialty Rental Tools, Inc., a Louisiana corporation (“Specialty”), subject to certain conditions specified in such agreement;

(j)	the Certificate of Incorporation of the Issuer, certified by the Secretary of State of the State of Delaware as in effect on January [___], 2006, and certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph (l) below, the date of the Purchase Agreement and the date hereof (the “Issuer Certificate of Incorporation”);

(k)	the Bylaws of the Issuer, certified by the Secretary of the Issuer as in effect on each of the dates of the adoption of the resolutions specified in paragraph (l) below, the date of the Purchase Agreement and the date hereof (the “Issuer Bylaws”);

(l)	resolutions of the Board of Directors of the Issuer dated [___] [___], 2005, and resolutions of the Pricing Committee of the Board of Directors of the Issuer dated January [___], 2006, certified by the Secretary of the Issuer;
Exhibit A-2-1

(m)	the Articles of Incorporation of Allis-Chalmers Tubular Services, Inc., certified by the Secretary of State of the State of Texas as in effect on January [___], 2006, and certified by the Secretary of Allis-Chalmers Tubular Services, Inc., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (h) below, the date of the Purchase Agreement and the date hereof;

(n)	the Bylaws of Allis-Chalmers Tubular Services, Inc., certified by the Secretary of Allis-Chalmers Tubular Services, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (h) below, the date of the Purchase Agreement and the date hereof;

(o)	resolutions of the Board of Directors of Allis-Chalmers Tubular Services, Inc. dated January [___], 2006, certified by the Secretary of Allis-Chalmers Tubular Services, Inc.;

(p)	the Certificate of Formation of Aircomp L.L.C., certified by the Secretary of State of the State of Delaware as in effect on January [___], 2006, and certified by the [Secretary] of Aircomp L.L.C., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (r) below, the date of the Purchase Agreement and the date hereof;

(q)	the Limited Liability Company Agreement of Aircomp L.L.C., certified by the [Secretary] of Aircomp L.L.C. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (r) below, the date of the Purchase Agreement and the date hereof;

(r)	resolutions of the [managers/members] of Aircomp L.L.C. dated January [___], 2006, certified by the [Secretary] of Aircomp L.L.C.;

(s)	the Articles of Incorporation of Capcoil Tubing Services, Inc., certified by the Secretary of State of the State of Texas as in effect on January [___], 2006, and certified by the Secretary of Capcoil Tubing Services, Inc., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof;

(t)	the Bylaws of Capcoil Tubing Services, Inc., certified by the Secretary of Capcoil Tubing Services, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (u) below, the date of the Purchase Agreement and the date hereof;

(u)	resolutions of the Board of Directors of Capcoil Tubing Services, Inc. dated January [___], 2006, certified by the Secretary of Capcoil Tubing Services, Inc.

(v)	the Articles of Organization of Downhole Injection Systems, LLC, certified by the Secretary of State of the State of Texas as in effect on January [___], 2006, and certified by the [Secretary] of Downhole Injection Systems, LLC, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (x) below, the date of the Purchase Agreement and the date hereof;

(w)	the Regulations of Downhole Injection Systems, LLC, certified by the [Secretary] of Downhole Injection Systems, LLC as in effect on each of the dates of the adoption of the
Exhibit A-3-1

resolutions specified in paragraph (x) below, the date of the Purchase Agreement and the date hereof;

(x)	resolutions of the [managers/members] of Downhole Injection Systems, LLC dated [___] [___], 2005, certified by the [Secretary] of Downhole Injection Systems, LLC;

(y)	the Articles of Incorporation of Mountain Compressed Air, Inc., certified by the Secretary of State of the State of Texas as in effect on January [___], 2006, and certified by the Secretary of Mountain Compressed Air, Inc., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (aa) below, the date of the Purchase Agreement and the date hereof;

(z)	the Bylaws of Mountain Compressed Air, Inc., certified by the Secretary of Mountain Compressed Air, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (aa) below, the date of the Purchase Agreement and the date hereof;

(aa)	resolutions of the Board of Directors of Mountain Compressed Air, Inc. dated January [___], 2006, certified by the Secretary of Mountain Compressed Air, Inc.;

(bb)	the Certificate of Incorporation of OilQuip Rentals Inc., certified by the Secretary of State of the State of Delaware as in effect on January [___], 2006, and certified by the Secretary of OilQuip Rentals Inc., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (dd) below, the date of the Purchase Agreement and the date hereof;

(cc)	the Bylaws of OilQuip Rentals Inc., certified by the Secretary of OilQuip Rentals Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (dd) below, the date of the Purchase Agreement and the date hereof;

(dd)	resolutions of the Board of Directors of OilQuip Rentals Inc. dated January [___], 2006, certified by the Secretary of OilQuip Rentals Inc.;

(ee)	the Articles of Incorporation of Safco-Oil Field Products, Inc., certified by the Secretary of State of the State of Texas as in effect on January [___], 2006, and certified by the Secretary of Safco-Oil Field Products, Inc., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (gg) below, the date of the Purchase Agreement and the date hereof;

(ff)	the Bylaws of Safco-Oil Field Products, Inc., certified by the Secretary of Safco-Oil Field Products, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (gg) below, the date of the Purchase Agreement and the date hereof;

(gg)	resolutions of the Board of Directors of Safco-Oil Field Products, Inc. dated January [___], 2006, certified by the Secretary of Safco-Oil Field Products, Inc.;

(hh)	the Articles of Incorporation of Strata Directional Technology, Inc., certified by the Secretary of State of the State of Texas as in effect on January [___], 2006, and
Exhibit A-4-1

certified by the Secretary of Strata Directional Technology, Inc., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (jj) below, the date of the Purchase Agreement and the date hereof;

(ii)	the Bylaws of Strata Directional Technology, Inc., certified by the Secretary of Strata Directional Technology, Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (jj) below, the date of the Purchase Agreement and the date hereof;

(jj)	resolutions of the Board of Directors of Strata Directional Technology, Inc. dated January [___], 2006, certified by the Secretary of Strata Directional Technology, Inc.;

(kk)	the Certificate of Incorporation of Target Energy Inc., certified by the Secretary of State of the State of Delaware as in effect on January [___], 2006, and certified by the Secretary of Target Energy Inc., as in effect on each of the dates of the adoption of the resolutions specified in paragraph (mm) below, the date of the Purchase Agreement and the date hereof;

(ll)	the Bylaws of Target Energy Inc., certified by the Secretary of Target Energy Inc. as in effect on each of the dates of the adoption of the resolutions specified in paragraph (mm) below, the date of the Purchase Agreement and the date hereof;

(mm)	resolutions of the Board of Directors of Target Energy Inc. dated January [___], 2006, certified by the Secretary of Target Energy Inc.;

(nn)	a certificate from the Secretary of State of the State of Delaware dated January [___], 2006 as to the good standing and legal existence under the laws of the State of Delaware of the Issuer;

(oo)	certificates from the Secretary of State of the State of Delaware dated January [___], 2006 as to the good standing and legal existence under the laws of the State of Delaware of the Applicable Guarantors organized in the State of Delaware;

(pp)	(i) certificates from the Secretary of State of the State of Texas dated January [___], 2006 as to the legal existence under the laws of the State of Texas of the Applicable Guarantors organized in the State of Texas, and (ii) certificates from the Comptroller of Public Accounts of the State of Texas dated January [___], 2006 as to the good standing under the laws of the State of Texas of the Applicable Guarantors organized in the State of Texas;

(qq)	a certificate dated the date hereof (the “Opinion Support Certificate”), executed by the President and Chief Operating Officer and by the Chief Financial Officer of the Issuer, a copy of which is attached hereto as Exhibit A;

(rr)	each of the Applicable Orders (as defined below); and

(ss)	each of the Applicable Agreements (as defined below).
Exhibit A-5-1

     We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Obligors and such agreements, certificates of public officials, certificates of officers or other representatives of the Obligors and others, and such other documents, certificates and records, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies. As to any facts material to the opinions and statements expressed herein that we did not independently establish or verify, we have relied, to the extent we deem appropriate, upon (i) oral or written statements and representations of officers and other representatives of the Obligors (including without limitation the facts certified in the Opinion Support Certificate), (ii) representations made by the Obligors and representations made by the Initial Purchasers in the Purchase Agreement and (iii) statements and certifications of public officials and others.
     As used herein the following terms have the respective meanings set forth below:
     “Applicable Agreements” means those agreements and other instruments identified on Schedule 1 to the Opinion Support Certificate.
     “Applicable Guarantors” means the Guarantors listed in Exhibit B hereto.
     “Applicable Obligor Organizational Documents” means, collectively, the following instruments, each in the form reviewed by us, as indicated above: (i) the Issuer Certificate of Incorporation, (ii) the Issuer Bylaws, and (iii) the Certificates of Incorporation, Articles of Incorporation, Certificates of Formation, Articles of Organization, Bylaws, Limited Liability Company Agreements and Regulations of the Applicable Guarantors.
     “Applicable Orders” means those orders or decrees of governmental authorities identified on Schedule 2 to the Opinion Support Certificate. [However, officers of the Issuer have certified in the Opinion Support Certificate that there are no Applicable Orders.]
     “Person” means a natural person or a legal entity organized under the laws of any jurisdiction.
     “Transaction Documents” means collectively, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Initial Securities and the Exchange Securities.
     1. Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that: The Issuer is validly existing as a corporation and in good standing under the laws of the State of Delaware. Each of the Applicable Guarantors listed in Exhibit B hereto is validly existing as a corporation or limited liability company as indicated in such Exhibit and in good standing under the laws of its jurisdiction of formation or organization indicated in such Exhibit.
     2. The Issuer has the corporate power and corporate authority under the laws of the State of Delaware to (i) execute and deliver, and incur and perform all of its obligations under, the Transaction Documents and (ii) carry on its business and own and lease its properties as
Exhibit A-6-1

described in the Offering Memorandum. Each of the Applicable Guarantors has the corporate, or limited liability company power and authority under the laws of its jurisdiction of formation or organization indicated in Exhibit B hereto to (i) execute and deliver, and to incur and perform all of its obligations under, the Transaction Documents to which it is a party and (ii) carry on its business and own and lease its properties as described in the Offering Memorandum.
     3. Each of the Purchase Agreement, the Registration Rights Agreement, the Initial Securities and the Indenture has been duly authorized, executed and delivered by the Issuer. The Exchange Securities have been duly authorized by the Issuer. Each of the Purchase Agreement, the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by each of the Applicable Guarantors that is a party thereto.
     4. None of (i) the execution and delivery of, or the incurrence or performance by the Obligors of their respective obligations under, each of the Transaction Documents to which it is a party, each in accordance with its terms, (ii) the offering, issuance, sale and delivery of the Initial Securities pursuant to the Purchase Agreement, (iii) the offering, issuance, exchange and delivery of the Exchange Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (iv) the issuance of the guaranties of the Initial Securities by the Guarantors, as set forth in the Indenture, or (v) the issuance of the guaranties of the Exchange Securities by the Guarantors, as set forth in the Indenture, at such time as the Exchange Securities are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (A) constituted, constitutes or will constitute a violation of the Applicable Obligor Organizational Documents, (B) constituted, constitutes or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default), under any Applicable Agreement, (C) resulted, results or will result in the creation of any security interest in, or lien upon, any of the property or assets of any Obligor pursuant to any Applicable Agreement, (D) resulted, results or will result in any violation of (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) applicable laws of the United States of America, (iv) the General Corporation Law of the State of Delaware, (v) the Texas Business Corporation Act, (vi) the Delaware Limited Liability Company Act, (vii) the Texas Limited Liability Company Act or (viii) Regulation T, U or X of the Board of Governors of the Federal Reserve System, or (E) resulted, results or will result in the contravention of any Applicable Order.
     5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for (i) the execution and delivery by each of the Obligors of, the Transaction Documents to which it is a party or the incurrence or performance of its obligations thereunder, or the enforceability of any of such Transaction Documents against any of the Obligors that is a party thereto or (ii) the consummation of the purchase by the Issuer of all the issued and outstanding shares of capital stock of Specialty, as contemplated by the Specialty Stock Purchase Agreement. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial, administrative or regulatory body of the State of New York, the State of Texas, the State of Delaware or the United States of America, pursuant to (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) applicable laws of the United States of America, (iv)
Exhibit A-7-1

the General Corporation Law of the State of Delaware, (v) the Delaware Limited Liability Company Act, (vi) the Texas Business Corporation Act or (vii) the Texas Limited Liability Company Act.
     6. The statements under the caption “Description of Notes” in the Preliminary Offering Memorandum and the Offering Memorandum, insofar as such statements purport to summarize certain provisions of documents referred to therein and reviewed by us as described above, fairly summarize such provisions in all material respects, subject to the qualifications and assumptions stated therein.
     7. The statements in the Preliminary Offering Memorandum and the Offering Memorandum under the caption “Material U.S. Federal Income Tax Considerations,” insofar as they refer to statements of law or legal conclusions, fairly summarize the matters referred to therein in all material respects, subject to the qualifications and assumptions stated therein.
     8. The Indenture constitutes a valid and binding obligation of each of the Obligors, enforceable against each of them in accordance with its terms, under applicable laws of the State of New York.
     9. When authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the Initial Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, under applicable laws of the State of New York.
     10. When the Initial Securities have been authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the Purchase Agreement, the guarantee of the Initial Securities included in the Indenture will constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with the terms of the Indenture, under applicable laws of the State of New York.
     11. When validly executed by the Issuer and authenticated by the Trustee in the manner provided in the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the Exchange Securities will constitute valid and binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, under applicable laws of the State of New York.
     12. When the Exchange Securities have been validly executed by the Issuer and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered in exchange for Initial Securities pursuant to the Exchange Offer contemplated by the Registration Rights Agreement, the guarantee included in the Indenture of the Exchange Securities will constitute a valid and binding obligation of the Guarantors, enforceable against the Guarantors in accordance with the terms of the Indenture, under applicable laws of the State of New York.

Exhibit A-8-1

     13. The Registration Rights Agreement constitutes a valid and binding obligation of each of the Obligors, enforceable against each of them in accordance with its terms, under applicable laws of the State of New York.
     14. Assuming (i) the accuracy of the representations and warranties of the Obligors set forth in [___] of the Purchase Agreement, (ii) the due performance by the Obligors and the Initial Purchasers of the covenants and agreements set forth in the Purchase Agreement, (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and the restrictions described in the Offering Memorandum, (iv) the accuracy of the representations and warranties of the Initial Purchasers set forth in Section [___] of the Purchase Agreement, (v) the accuracy of the representations and warranties made or deemed to be made in accordance with the Purchase Agreement and the Offering Memorandum by purchasers to whom the Initial Purchasers initially resell the Initial Securities, and (vi) that purchasers to whom the Initial Purchasers initially resell the Initial Securities have been made aware of the information set forth in the Offering Memorandum under the caption “Notice to Investors,” (A) the offer, issue, sale and delivery of the Initial Securities (and the guaranties thereof by the Guarantors) to the Initial Purchasers and the initial resale of the Initial Securities (and the guaranties thereof by the Guarantors) by the Initial Purchasers, each in the manner contemplated by the Purchase Agreement and the Offering Memorandum, do not require registration under the Securities Act, and (B) prior to the consummation of the Exchange Offer or the effectiveness of the Shelf Registration Statement (as defined in the Registration Rights Agreement), such offer, issue, sale and delivery of the Initial Securities (and the guaranties thereof by the Guarantors) and such initial resale of the Initial Securities (and the guaranties thereof by the Guarantors) do not require qualification of the Indenture under the Trust Indenture Act of 1939, as amended, provided, however, that we express no opinion as to any subsequent resale of any Initial Security (and the guaranties thereof by the Guarantors) or any Exchange Security (and the guaranties thereof by the Guarantors).
     15. Each of the Obligors is not, and immediately after giving effect to the issuance and sale of the Initial Securities occurring today and the application of proceeds therefrom as described in the Offering Memorandum, will not be, an “investment company” within the meaning of said term as used in the Investment Company Act of 1940, as amended.
     In addition, we have participated in conferences with officers and other representatives of the Obligors, the independent registered public accounting firm for the Obligors, your counsel and your representatives at which the contents of the Disclosure Package and the Offering Memorandum and related matters were discussed and, although we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Disclosure Package and the Offering Memorandum (except as and to the extent set forth in paragraphs 6 and 7 above), on the basis of the foregoing (relying with respect to factual matters to the extent we deem appropriate upon statements by officers and other representatives of the Obligors), no facts have come to our attention that have led us to believe that (i) the Disclosure Package, as of [___:___] [a.m. / p.m] on January [___], 2006(which you have informed us is a time prior to the time of the first sale of the Securities by the Initial Purchasers), contained an untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the Offering Memorandum, as of its date
Exhibit A-9-1

and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that we express no statement or belief with respect to (i) the historical and pro forma financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon[,] [and] (ii) any other financial or accounting data, included Offering Memorandum or excluded therefrom [and (iii) the exclusion from the Disclosure Package of any pricing information (and directly related disclosure) included in the Offering Memorandum]. Without limiting the foregoing, we call to your attention that (i) the Offering Memorandum has been prepared in the context of a Rule 144A transaction and not as part of a registration statement under the Securities Act, and (ii) the Offering Memorandum does not contain all information that would be required in a registration statement under the Securities Act.
     We express no opinion as to the laws of any jurisdiction other than (i) applicable laws of the State of New York, (ii) applicable laws of the State of Texas, (iii) applicable laws of the United States of America, (iv) certain other specified laws of the United States of America to the extent referred to specifically herein, (v) the General Corporation Law of the State of Delaware, (vi) the Delaware Limited Liability Company Act, (vii) the Texas Business Corporation Act and (viii) the Texas Limited Liability Company Act. References herein to “applicable laws” mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and that are not the subject of a specific opinion herein referring expressly to a particular law or laws; provided however, that such references (including without limitation those appearing in paragraphs (m)4 and (m)5 above) do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust, laws, rules or regulations.
     Our opinions expressed herein are subject to the following additional assumptions and qualifications:
     (i) The opinions set forth in paragraph (m)1 above as to the valid existence and good standing of the Issuer and the other entities mentioned in such paragraph are based solely upon our review of certificates and other communications from the appropriate public officials.
     (ii) In rendering the opinions set forth in paragraph (m)4 above regarding Applicable Agreements, we do not express any opinion, however, as to whether the execution or delivery by the Obligors of the Transaction Documents, or the incurrence or performance by any of the Obligors of its obligations thereunder, will constitute a violation of, or a default under or as a result of, any covenant, restriction or provision with respect to any financial ratio or test or any aspect of the financial condition or results of operation of any of the Obligors.
     (iii) The opinion set forth in paragraph 7 above with respect to U.S. federal income tax consequences is based upon our interpretations of current U.S. federal income tax law, including court authority and existing final and temporary U.S. Treasury regulations, which are subject to change both prospectively and retroactively, and upon the assumptions and qualifications
Exhibit A-10-1

discussed herein. We note that such opinion represents merely our best legal judgment on the matters presented and that others may disagree with our conclusion. Such opinion is not binding upon the Internal Revenue Service or courts, and there is no guarantee that the Internal Revenue Service will not successfully challenge our conclusions. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, would not adversely affect the accuracy of our conclusions.
     (iv) Treasury Circular 230 Disclosure. This disclosure is provided to comply with Treasury Circular 230. The opinion set forth in paragraph 7 of this letter is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding tax penalties that may be imposed on the person. Such opinion was written to support the promoting, marketing or recommending of the transactions or matters addressed by this written advice, and the taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor. No limitation has been imposed by our firm on disclosure of the tax treatment or tax structure of the transaction.
     (v) Our opinions in paragraphs 8, 9, 10, 11, 12 and 13 above may be:
(1)	limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally; and

(2)	subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and concepts of materiality, reasonableness, good faith and fair dealing.
     (vi) Our opinions in paragraphs 8, 9, 10, 11, 12 and 13 insofar as they pertain to the choice of law provisions of the instruments referred to in such paragraphs, are rendered solely in reliance upon New York General Obligations Law Section 5-1401, and are expressly conditioned upon the assumption that the legality, validity, binding effect and enforceability of said provisions will be determined by a court of the State of New York or a United States federal court sitting in New York and applying New York choice of law rules, including said Section 5-1401. We express no opinion as to any such provision if such legality, validity, binding effect or enforceability is determined by any other court, and we call your attention to the decision of the United States District Court for the Southern District of New York in Lehman Brothers Commercial Corp. v. Minmetals Int’l Non-Ferrous Metals Trading Co., 179 F. Supp. 2d 119 (S.D.N.Y. 2000), which, among other things, contains dicta relating to possible constitutional limitations upon said Section 5-1401. We express no opinion as to any such constitutional limitations upon said Section 5-1401 or their effect, if any, upon any opinion herein expressed.
     (vii) We express no opinion as to the validity, effect or enforceability of any provisions:
(1)	purporting to establish evidentiary standards or limitations periods for suits or proceedings to enforce such documents or otherwise, to establish certain
Exhibit A-11-1

determinations (including determinations of contracting parties and judgments of courts) as conclusive or conclusive absent manifest error, to commit the same to the discretion of any Person or permit any Person to act in its sole judgment or to waive rights to notice;

(2)	providing that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and every remedy shall be cumulative and in addition to every other remedy or that any delay or omission to exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof;

(3)	relating to severability or separability;

(4)	purporting to limit the liability of, or to exculpate, any Person, including without limitation any provision that purports to waive liability for violation of securities laws;

(5)	[purporting to waive damages;]

(6)	that constitute an agreement to agree in the future on any matter;

(7)	that relate to indemnification, contribution or reimbursement obligations to the extent any such provisions (i) would purport to require any Person to provide indemnification, contribution or reimbursement in respect of the negligence, recklessness, willful misconduct or unlawful or wrongful behavior of any Person, (ii) violate any law, rule or regulation (including any federal or state securities law, rule or regulation) or (iii) are determined to be contrary to public policy;

(8)	purporting to establish any obligation of any party as absolute or unconditional regardless of the occurrence or non-occurrence or existence or non-existence of any event or other state of facts;

(9)	purporting to obligate any party to conform to a standard that may not be objectively determinable or employing items that are vague or have no commonly accepted meaning in the context in which used;

(10)	purporting to require the payment of liquidated damages or additional interest for failure timely to comply with obligations under the Registration Rights Agreement;

(11)	purporting to require that all amendments, waivers and terminations be in writing or the disregard of any course of dealing or usage of trade;

(12)	relating to consent to jurisdiction insofar as such provisions purport to confer subject matter jurisdiction upon any court that does not have such jurisdiction, whether in respect of bringing suit, enforcement of judgments or otherwise;
Exhibit A-12-1

(13)	[purporting to require disregard of mandatory choice of law principles that could require application of a law other than the law expressly chosen to govern the instrument in which such provisions appear;] or

(14)	purporting to waive rights to trial by jury or rights to object to jurisdiction based on inconvenient forum.
Exhibit A-13-1

     (viii) In making our examination of executed documents, we have assumed (except to the extent that we expressly opine above) (1) the valid existence and good standing of each of the parties thereto, (2) that such parties had the power and authority, corporate, partnership, limited liability company or other, to enter into and to incur and perform all their obligations thereunder, (3) the due authorization by all requisite action, corporate, partnership, limited liability company or other, and the due execution and delivery by such parties of such documents and (4) to the extent such documents purport to constitute agreements, that each of such documents constitutes the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms. In this paragraph (viii), all references to parties to documents shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.
     (ix) Except to the extent that we expressly opine above, we have assumed that the execution and delivery of the Transaction Documents, and the incurrence and performance of the obligations thereunder of the parties thereto do not and will not contravene, breach, violate or constitute a default under (with the giving of notice, the passage of time or otherwise) (a) the certificate or articles of incorporation, certificate of formation, articles of organization, charter, bylaws, limited liability company agreement, regulations, limited partnership agreement or similar organic document of any such party, (b) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, (c) any statute, law, rule, or regulation, (d) any judicial or administrative order or decree of any governmental authority, or (e) any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority, in each case, to which any party to the Transaction Documents or any of its subsidiaries or any of their respective properties may be subject, or by which any of them may be bound or affected. Further, we have assumed the compliance by each such party, other than the Obligors, with all laws, rules and regulations applicable to it, as well as the compliance by the each of the Obligors, and each other person (if any) directly or indirectly acting on its behalf, with all laws, rules and regulations that may be applicable to it by virtue of the particular nature of the business conducted by it or any goods or services produced or rendered by it or property owned, operated or leased by it, or any other facts pertaining specifically to it. In this paragraph (ix), all references to parties to the Transaction Documents, other than the first such reference, shall be deemed to mean and include each of such parties, and each other person (if any) directly or indirectly acting on its behalf.
     (x) Without limiting the generality of our qualification in clause (1) of paragraph (v) above, we express no opinion as to the applicability or effect of any preference, fraudulent transfer or conveyance, or similar law (including, without limitation, Section 548 of Title 11 of the United States Code or Article 10 of the New York Debtor Creditor Law) on the Transaction Documents or any transactions contemplated thereby or any opinion expressed herein.
     (xi) We express no opinion as to the effect of the laws of any jurisdiction in which any holder of any Initial Security or Exchange Security is located (other than the State of New York) that limit the interest, fees or other charges such holder may impose for the loan or use of money or other credit.
     (xii) Except to the extent that we expressly opine above, we have assumed that no authorization, consent or other approval of, notice to or registration, recording or filing with any
Exhibit A-14-1

court, governmental authority or regulatory body (other than routine informational filings, filings under the Securities Act and filings under the Securities Exchange Act of 1934, as amended) is required to authorize, or is required in connection with the transactions contemplated by the Transaction Documents, the execution or delivery of thereof by or on behalf of any party thereto or the incurrence or performance by any of the parties thereto of its obligations thereunder.
     (xiii) [We point out that the submissions to jurisdiction and the waivers of objection to venue contained in the Indenture and the Registration Rights Agreement cannot supersede a federal court’s discretion in determining whether to transfer an action to another court.]
     (xiv) [We point out that the agent for service of process appointed pursuant to the Indenture and the Registration Rights Agreement, in its discretion, may fail to agree, or terminate its agreement, to serve as agent for service of process for the Obligors, in which event service of process upon such party would not be valid and effective for the purposes described in the Indenture and the Registration Rights Agreement.]
     (xv) [We express no opinion as to provisions of the Transaction Documents to the effect that a guarantor is liable as a primary obligor, and not as a surety. Furthermore, we advise you that certain of the guaranty and surety waivers contained in the Indenture may be unenforceable in whole or in part.]
     This opinion is being furnished only to you in connection with the sale of the Initial Securities under the Purchase Agreement occurring today and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person, including any purchaser of any Initial Security from you and any subsequent purchaser of any Initial Security or Exchange Security, without our express written permission. The opinions expressed herein are as of the date hereof only and are based on laws, orders, contract terms and provisions, and facts as of such date, and we disclaim any obligation to update this opinion letter after such date or to advise you of changes of facts stated or assumed herein or any subsequent changes in applicable law.
Very truly yours,
Exhibit A-15-1

EXHIBIT A-2
Opinion of Liskow & Lewis
January [ ], 2006

To each of the Initial Purchasers named in	03509.003
the Purchase Agreement referenced herein
c/o RBC Capital Markets Corporation
1211 Avenue of the Americas, 32nd Floor
New York, NY 10036
     Re: [___]% Senior Notes due 2013 issued by Allis-Chalmers Energy Inc.
Ladies and Gentlemen:
     We have acted as special Louisiana counsel to Allis-Chalmers Energy Inc., a Delaware corporation (the “Issuer”), in connection with the Purchase Agreement dated January [___], 2006 (the “Purchase Agreement”) among (i) the Issuer, (ii) the subsidiaries of the Issuer named therein as parties thereto, and (iii) RBC Capital Markets Corporation and Lehman Brothers Inc. (collectively, the “Initial Purchasers”), relating to the sale by the Issuer to the Initial Purchasers of $[___] aggregate principal amount of the Issuer’s [___]% Senior Notes due 2013 (the “Initial Securities”). The Initial Securities are being issued under an Indenture dated as of January [___], 2006 (the “Indenture”) among the Issuer, the subsidiaries of the Issuer named therein as parties thereto and as guarantors of the Initial Securities (collectively, the “Guarantors”) and Wells Fargo Bank, N.A., as trustee.
     The Issuer, the Guarantors and the Initial Purchasers have entered into a Registration Rights Agreement dated as of January [___], 2006 (the “Registration Rights Agreement”), pursuant to which the Issuer and the Guarantors have agreed to file, under certain conditions, with the Securities and Exchange Commission, a registration statement under the Securities Act of 1933, as amended, with respect to an offer (the “Exchange Offer”) by the Issuer and the Guarantors to the holders of the Initial Securities to issue and deliver to such holders, in exchange for their Initial Securities, a like principal amount of new securities (the “Exchange Securities”) identical to the Initial Securities in all material respects, except that the Exchange Securities will not (except in specified circumstances) be subject to restrictions on transfer.
     We are furnishing this opinion letter to you pursuant to Section [5(c)] of the Purchase Agreement.
     In rendering the opinions set forth herein, we have examined and relied on originals or copies, certified or otherwise identified to our satisfaction, of the following:
Exhibit A-2-1

     (a) the Issuer’s Offering Memorandum dated January [___], 2006 (the “Offering Memorandum”) relating to the Initial Securities;
     (b) the Indenture;
     (c) the Purchase Agreement;
     (d) the Registration Rights Agreement;
     (e) the Stock Purchase Agreement dated as of December 20, 2005 (the “Specialty Stock Purchase Agreement”) by and between the Issuer and Joe Van Matre, an individual resident in Lafayette, Louisiana, pursuant to which the Issuer agreed to purchase and Mr. Van Matre agreed to sell, all the issued and outstanding shares of capital stock of Specialty Rental Tools, Inc., a Louisiana corporation (“Specialty”), subject to certain conditions specified in such agreement;
     (f) the Articles of Incorporation of Delta Rental Service, Inc., a Louisiana corporation (“Delta Rental Service”), certified by the Secretary of State of the State of Louisiana, as in effect on January 4, 2006, and certified by the Secretary of Delta Rental Service, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (h) below, the date of the Purchase Agreement and the date hereof;
     (g) the Bylaws of Delta Rental Service, certified by the Secretary of Delta Rental Service as in effect on each of the dates of the adoption of the resolutions specified in paragraph (h) below, the date of the Purchase Agreement and the date hereof;
     (h) resolutions of the Board of Directors of Delta Rental Service dated January [___], 2006, certified by the Secretary of Delta Rental Service;
     (i) a certificate from the Secretary of State of the State of Louisiana dated January 4, 2006 as to the good standing under the laws of the State of Louisiana of Delta Rental Service;
     (j) the Articles of Incorporation of Specialty Rental Tools Inc., a Louisiana corporation (“Specialty Rental Tools”), certified by the Secretary of State of the State of Louisiana, as in effect on January 4, 2006, and certified by the Secretary of Specialty Rental Tools, as in effect on each of the dates of the adoption of the resolutions specified in paragraph (l) below, the date of the Purchase Agreement and the date hereof;
     (k) the Bylaws of Specialty Rental Tools, certified by the Secretary of Specialty Rental Tools as in effect on each of the dates of the adoption of the resolutions specified in paragraph (l) below, the date of the Purchase Agreement and the date hereof;
     (l) resolutions of the Board of Directors of Specialty Rental Tools dated January [___], 2006, certified by the Secretary of Specialty Rental Tools;
     (m) a certificate from the Secretary of State of the State of Louisiana dated January 4, 2006 as to the good standing under the laws of the State of Louisiana of Specialty Rental Tools;
Exhibit A-2-2

     We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such records of the Louisiana Guarantors and such agreements, certificates of public officials, certificates of officers or other representatives of the Louisiana Guarantors and others, and such other documents, certificates and records, as we have deemed necessary or appropriate as a basis for the opinions set forth herein. In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as certified or photostatic copies. As to any facts material to the opinions and statements expressed herein that we did not independently establish or verify, we have relied, to the extent we deem appropriate, upon statements, representations and certifications of officers and other representatives of the Louisiana Guarantors, and statements and certifications of public officials and others.
     As used herein the following terms have the respective meanings set forth below:
     “Louisiana Guarantors” means Delta Rental Service and Specialty Rental Tools, collectively.
     “Louisiana Guarantors Organizational Documents” means, collectively, the Articles of Incorporation and Bylaws of the Louisiana Guarantors, each in the form reviewed by us as specified above.
     “Person” means a natural person or a legal entity organized under the laws of any jurisdiction.
     “Transaction Documents” means collectively, the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Initial Securities and the Exchange Securities.
Exhibit A-2-3

     Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that:
     1. Each of the Louisiana Guarantors is validly existing as a corporation and in good standing under the laws of the State of Louisiana. The opinion set forth in this paragraph 1 is based solely upon our review of certificates and other communications from the appropriate public officials.
     2. Each of the Louisiana Guarantors has the corporate power and authority under the laws of the State of Louisiana to (i) execute and deliver, and to incur and perform all of its obligations under, the Registration Rights Agreement and the Indenture and (ii) carry on its business and own and lease its properties as described in the Offering Memorandum. Delta Rental Service has the corporate power and authority under the laws of the State of Louisiana to execute and deliver, and to incur and perform all of its obligations under, the Purchase Agreement.
     3. The Purchase Agreement has been duly authorized, executed and delivered by Delta Rental Service. Each of the Registration Rights Agreement and the Indenture has been duly authorized, executed and delivered by each of the Louisiana Guarantors.
     4. None of (i) the execution and delivery of, or the incurrence or performance by the Louisiana Guarantors of their respective obligations under, each of the Registration Rights Agreement and the Indenture, each in accordance with its terms, (ii) the execution and delivery of, or the incurrence or performance by Delta Rental Service of its obligations under the Purchase Agreement, in accordance with its terms, (iii) the issuance of the guaranties of the Initial Securities by the Louisiana Guarantors, as set forth in the Indenture or (iv) the issuance of the guaranties of the Exchange Securities by the Louisiana Guarantors, as set forth in the Indenture, at such time as the Exchange Securities are issued pursuant to the Exchange Offer contemplated by the Registration Rights Agreement in the manner therein contemplated, (A) constituted, constitutes or will constitute a violation of the Louisiana Guarantor Organizational Documents or (B) resulted, results or will result in any violation of applicable laws of the State of Louisiana.
     5. No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for (i) the execution and delivery by each of the Louisiana Guarantors of the Registration Rights Agreement and the Indenture or the incurrence or performance of its obligations thereunder, or the enforceability of the Registration Rights Agreement and the Indenture against any of the Louisiana Guarantors, (ii) the execution and delivery by Delta Rental Service of the Purchase Agreement or the incurrence or performance of its obligations thereunder, or the enforceability of the Purchase Agreement against Delta Rental Service or (iii) the consummation of the purchase by the Issuer of all the issued and outstanding shares of capital stock of Specialty, as contemplated by the Specialty Stock Purchase Agreement. However, we express no opinion as to the enforceability of the Purchase Agreement, the Indenture or the Registration Rights Agreement. As used in this paragraph, “Governmental Approval” means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any executive, legislative, judicial,
Exhibit A-2-4

administrative or regulatory body of the State of Louisiana, pursuant to applicable laws of the State of Louisiana.
     We express no opinion as to the laws of any jurisdiction other than applicable laws of the State of Louisiana. References herein to “applicable laws” mean those laws, rules and regulations that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement, the Indenture and the Registration Rights Agreement, without our having made any special investigation as to the applicability of any specific law, rule or regulation; provided however, that such references (including without limitation those appearing in paragraphs 4 and 5 above) do not include any municipal or other local laws, rules or regulations, or any antifraud, environmental, labor, securities, tax, insurance or antitrust, laws, rules or regulations.
     This opinion is being furnished only to you in connection with the sale of the Initial Securities under the Purchase Agreement occurring today and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other Person, including any purchaser of any Initial Security from you and any subsequent purchaser of any Initial Security or Exchange Security, without our express written permission. The opinions expressed herein are as of the date hereof only and are based on laws, orders, contract terms and provisions, and facts as of such date, and we disclaim any obligation to update this opinion letter after such date or to advise you of changes of facts stated or assumed herein or any subsequent changes in applicable law.
Very truly yours,
LISKOW & LEWIS
A Professional Law Corporation
Exhibit A-2-5

ANNEX I
     Resale Pursuant to Regulation S. Each Initial Purchaser understands that:
     Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.
     Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S.”
     Such Initial Purchaser agrees that (i) such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged in any directed selling efforts within the meaning of Regulation S with respect to the Securities, (ii) the Securities offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions and (iii) the sale of Securities offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Securities Act.
Annex I-1